EXHIBIT 10.18

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to Employment Agreement No. 20-362 dated September 14, 2020

Astana                                            February 2, 2026

Parties:
EMPLOYER: Public Company Freedom Finance Global PLC, a private company duly registered in the Register of Companies of the Astana Financial Services Authority and licensed under commercial number AFSA-A-LA-2020-0019 and identification number 200240900095, having its registered office at: Office 2 (Talan Towers Offices), 16 Dostyk Street, Yesil district, Astana, Republic of Kazakhstan , represented by Head of Compensation and Benefits of the HR Department Damdinov Ts. D-O., acting pursuant to Power of Attorney No. DV-FG-2025/08/14-01 dated August 14, 2025,
and
EMPLOYEE: Tukanov Renat Sautzhanovich, ID CARD OF A CITIZEN OF THE REPUBLIC OF KAZAKHSTAN No. [***], issued by [***] on [***], IIN [***], residing at: [***], hereinafter jointly referred to as the “Parties”, have entered into this Supplementary Agreement (the “Agreement”) to the Employment Agreement (the “Contract”) dated September 14, 2020, No. 20-362 as follows:
1. Item 1 of Annex No. 1 to the Contract shall be amended as follows:
“1. The Employer establishes the following remuneration amount for the Employee:
The Employee’s monthly salary shall be 20,191,556 (twenty million one hundred ninety-one thousand five hundred fifty-six) tenge (excluding mandatory social health insurance contributions, mandatory pension contributions to the accumulative pension fund, individual income tax and other mandatory budget payments at the rates in accordance with the legislation of the Republic of Kazakhstan).”.
2. All other terms of the Contract shall remain unchanged.
3. This Agreement shall enter into force from the moment it is signed by the Parties.
4. This Agreement is executed in two counterparts, one for each Party.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer: Public Company Freedom Finance Global PLC Office 2 (Talan Towers Offices), 16 Dostyk Street, Yesil district, Astana, Republic of Kazakhstan BIN 200240900095 Bank details: No. [***] [***]	Employee: Tukanov Renat Sautzhanovich ID CARD OF A CITIZEN OF THE REPUBLIC OF KAZAKHSTAN No. [***], issued [***] by [***] IIN [***] [***]
Head of Compensation and Benefits HR Department /s/ Damdinov Ts. D-O. Damdinov Ts. D-O. /seal/	/s/ Tukanov R.S. Tukanov R.S.